Exhibit 99.1

Century Aluminum Company Reports First Quarter 2019 Results

Chicago, April 30, 2019 (GLOBE NEWSWIRE) -- Century Aluminum Company (NASDAQ: CENX) today announced its first quarter 2019 results.

First Quarter 2019 Financial Results

•	Shipments of 206,451 tonnes, a 4% increase over prior quarter driven by the restart at Hawesville

•	Net sales of $490.0 million, a 1% increase over prior quarter despite lower LME prices and regional premiums

•	Net loss of $34.6 million, or $0.39 per share

•	Adjusted net loss[1] of $66.6 million, or $0.70 per share

•	Adjusted EBITDA[1] of $(44.1) million driven by the unprecedented alumina price relative to the metal price

$MM (except shipments and per share data)
	Q4 2018	Q1 2019
Shipments (tonnes)	199,466	206,451
Net sales	$486.9	$490.0
Net income (loss)	(65.0)	(34.6)
Diluted earnings (loss) per share	(0.74)	(0.39)
Adjusted net income (loss)[1]	(40.7)	(66.6)
Adjusted earnings (loss) per share[1]	(0.43)	(0.70)
Adjusted EBITDA[1]	(18.1)	(44.1)

Notes:
[1] - Non-GAAP measure; see reconciliations of GAAP to non-GAAP financial measures

In the first quarter of 2019, shipments of primary aluminum were 206,451 tonnes compared with 199,466 tonnes shipped in the fourth quarter of 2018, reflecting the continued incremental production from the Hawesville restart. Net sales for the first quarter of 2019 were $490.0 million compared with $486.9 million for the fourth quarter of 2018, a 1% increase over prior quarter despite lower LME prices and regional premiums.
Century reported a net loss of $34.6 million for the first quarter of 2019. This result compares to a net loss of $65.0 million for the fourth quarter of 2018. First quarter results were positively impacted by $32.0 million of exceptional items, including a $35.0 million lower of cost or net realizable value inventory adjustment.
The adjusted net loss for the first quarter of 2019 was $66.6 million compared to an adjusted net loss of $40.7 million for the fourth quarter of 2018.

Adjusted EBITDA for the first quarter of 2019 was $(44.1) million driven by the unprecedented alumina price relative to the metal price. This result was down $26.0 million from the fourth quarter of 2018 primarily due to lower LME prices and regional premiums.
Century's cash position at quarter end was $22.2 million and revolver availability was $152.0 million.
"We continue to manage through a dynamic environment," commented Michael A. Bless, President and Chief Executive Officer. "Actual trading conditions have remained for the most part favorable. Demand growth has continued to be generally strong. The metal price has been rangebound, perhaps pending development on several significant geopolitical fronts. Importantly, the alumina price has, as we expected, fallen significantly from its highs, but still has a ways to go to reach historical levels. Our analysis indicates the market is very well supplied at present; new production expected to come online in 2019 as well as potential restarts in the Atlantic basin should put significant further downward pressure on the index price."
Bless concluded, "We have continued to execute our plan of growth and cost structure improvement. As planned, all three curtailed potlines at Hawesville were in full operation during the first quarter; the project also remains on budget. The team are now turning their attention to rebuilding and installing the new technology on the two lines that have been continuously producing; the first of these lines was taken out of service last month and is currently being rebuilt. The new technology continues to perform above our expectations in efficiency and process stability. All operations are stable and safety performance has been excellent. We believe the company is well positioned to capitalize on a return to a normal pricing environment, specifically the relationship of the alumina price to the metal price."
Dissemination of Company Information
Century intends to make future announcements regarding Company developments and financial performance through its website, www.centuryaluminum.com.
About Century Aluminum
Century Aluminum Company owns primary aluminum capacity in the United States and Iceland. Century's corporate offices are located in Chicago, IL.
Non-GAAP Financial Measures
Adjusted net income, adjusted earnings per share and adjusted EBITDA are non-GAAP financial measures that management uses to evaluate Century's financial performance. These non-GAAP financial measures facilitate comparisons of this period’s results with prior periods on a consistent basis by adjusting for items that management does not believe are indicative of Century’s ongoing operating performance and ability to generate cash. Management believes these non-GAAP financial measures enhance an overall understanding of Century’s performance and our investors’ ability to review Century’s business from the same perspective as management. The tables below, under the heading "Reconciliations of Non-GAAP Financial Measures," provide a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Century's reported results prepared in accordance with GAAP. In addition, because not all companies use identical calculations, adjusted net income, adjusted earnings per share and adjusted EBITDA included in this press release may not be comparable to similarly titled measures of other companies. Investors are encouraged to review the reconciliations in conjunction with the presentation of these non-GAAP financial measures.

Cautionary Statement
This press release and statements made by Century Aluminum Company management on the quarterly conference call contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are statements about future events and are based on our current expectations. These forward-looking statements may be identified by the words "believe," "expect," "hope," "target," "anticipate," "intend," "plan," "seek," "estimate," "potential," "project," "scheduled," "forecast" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," "might," or "may." Our forward-looking statements include, without limitation, statements with respect to: future global and local financial and economic conditions; our assessment of the aluminum market and aluminum prices (including premiums); our ability to procure alumina, carbon products and other raw materials and our assessment of pricing and costs and other terms relating thereto; the future impact of any Section 232 relief, including tariffs or other trade remedies, to Century, on aluminum prices or more generally, the extent to which any such remedies may be changed, including through exclusions or exemptions, and the duration of any trade remedy; the future impact of any new or changed law, regulation or other action affecting our business, including, without limitation, the impact of any trade actions, sanctions or other similar remedies or restrictions implemented by the U.S. or foreign governments; our assessment of power pricing and our ability to successfully obtain and/or implement long-term competitive power arrangements for our operations and projects; our ability to successfully manage transmission issues and market power price risk and to control or reduce power costs; our plans and expectations with respect to the future operation of our smelters and our other operations, including any plans and expectations to curtail or restart production at any of our operations; our plans and ability to bring our Hawesville smelter back to full production and any plans, expectations, costs or assumptions with respect thereto; future investments in new technology or other production improvements; any future impact of the May 2018 equipment failure at Sebree and related events on our financial and operating performance, including our expectations with respect to our insurance coverage relating thereto; our ability to hire and retain qualified employees for our operations; the future financial and operating performance of Century, its subsidiaries and its projects, including EBITDA projections or estimates from the restart of curtailed production, as a result of future raw material costs or otherwise; future inventory, production, sales, cash costs and capital expenditures; future impairment charges or restructuring costs; our anticipated tax liabilities, benefits or refunds including the realization of U.S. and certain foreign deferred tax assets and liabilities and the impact of recent tax reform in the U.S. and foreign jurisdictions; the anticipated impact of recent accounting pronouncements or changes in accounting principles; our assessment of the ultimate outcome of our outstanding litigation; our plans and expectations with respect to the sale or other disposition of our 40% interest in BHH; our ability to access existing or future financing arrangements and the terms of any such future financing arrangements; our ability to repay or refinance debt in the future; future construction, investment and development; and our future business objectives, strategies and initiatives, including our competitive position and prospects.
Where we express an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, our forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from future results expressed, projected or implied by those forward-looking statements. Important factors that could cause actual results and events to differ from those described in such forward-looking statements can be found in the risk factors and forward-looking statements cautionary language contained in our Annual Report on Form 10-K, quarterly reports on Form 10-Q and in other filings made with the Securities and Exchange Commission. Although we have attempted to identify those material factors that could cause actual results or events to differ from those described in such forward-looking statements, there may be other factors that could cause results or events to differ from those anticipated, estimated or intended. Many of these factors are beyond our ability to control or predict. Given these uncertainties, investors are cautioned not to place undue reliance on our forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

CENTURY ALUMINUM COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share amounts)
(Unaudited)
	Three months ended
	March 31,	December 31,	March 31,
	2018	2018	2019
NET SALES:
Related parties	$296.2	$320.3	$311.3
Other customers	158.3	166.6	178.7
Total net sales	454.5	486.9	490.0
Cost of goods sold	440.0	546.2	502.8
Gross profit (loss)	14.5	(59.3)	(12.8)
Selling, general and administrative expenses	10.7	8.7	14.7
Other operating (income) expense - net	0.3	0.4	0.3
Operating income (loss)	3.5	(68.4)	(27.8)
Interest expense	(5.5)	(5.7)	(5.8)
Interest income	0.5	0.2	0.2
Net gain (loss) on forward and derivative contracts	0.7	3.6	(5.7)
Other income (expense) - net	(1.1)	1.1	1.1
Income (loss) before income taxes and equity in earnings of joint ventures	(1.9)	(69.2)	(38.0)
Income tax benefit (expense)	1.0	3.2	2.9
Income (loss) before equity in earnings of joint ventures	(0.9)	(66.0)	(35.1)
Equity in earnings of joint ventures	0.6	1.0	0.5
Net income (loss)	$(0.3)	$(65.0)	$(34.6)

Net income (loss) allocated to common stockholders	$(0.3)	$(65.0)	$(34.6)
EARNINGS (LOSS) PER COMMON SHARE:
Basic and diluted	$0.00	$(0.74)	$(0.39)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic and diluted	87.6	87.6	88.1

CENTURY ALUMINUM COMPANY
CONSOLIDATED BALANCE SHEETS
(in millions, except share amounts)
(Unaudited)
	December 31, 2018	March 31, 2019
ASSETS
Cash and cash equivalents	$38.9	$22.2
Restricted cash	0.8	0.8
Accounts receivable - net	82.5	90.9
Due from affiliates	22.7	23.8
Inventories	343.8	327.4
Prepaid and other current assets	18.0	18.2
Total current assets	506.7	483.3
Property, plant and equipment - net	967.3	960.1
Leases - right of use assets	—	24.6
Other assets	63.5	62.4
TOTAL	$1,537.5	$1,530.4
LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES:
Accounts payable, trade	$119.4	$113.2
Due to affiliates	10.3	3.1
Accrued and other current liabilities	52.5	59.2
Accrued employee benefits costs	11.0	11.0
Revolving credit facility	23.3	35.3
Industrial revenue bonds	7.8	7.8
Total current liabilities	224.3	229.6
Senior notes payable	248.6	248.8
Accrued pension benefits costs - less current portion	50.9	49.9
Accrued postretirement benefits costs - less current portion	101.2	100.7
Other liabilities	46.0	48.4
Leases - right of use liabilities	—	22.8
Deferred taxes	104.3	102.1
Total noncurrent liabilities	551.0	572.7

SHAREHOLDERS’ EQUITY:
Series A Preferred stock (one cent par value, 5,000,000 shares authorized; 160,000 issued and 71,967 outstanding at December 31, 2018; 160,000 issued and 68,944 outstanding at March 31, 2019)	0.0	0.0
Common stock (one cent par value, 195,000,000 authorized; 95,289,961 issued and 88,103,440 outstanding at December 31, 2018; 95,994,278 issued and 88,807,757 outstanding at March 31, 2019)	1.0	1.0
Additional paid-in capital	2,523.0	2,523.3
Treasury stock, at cost	(86.3)	(86.3)
Accumulated other comprehensive loss	(98.7)	(99.7)
Accumulated deficit	(1,576.8)	(1,610.2)
Total shareholders’ equity	762.2	728.1
TOTAL	$1,537.5	$1,530.4

CENTURY ALUMINUM COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)
(Unaudited)
	Three months ended March 31,
	2018	2019
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(0.3)	$(34.6)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Unrealized (gain) loss on derivative instruments	(0.4)	5.6
Lower of cost or NRV inventory adjustment	(3.2)	—
Depreciation and amortization	21.5	24.3
Other non-cash items - net	(4.6)	(4.5)
Change in operating assets and liabilities:
Accounts receivable - net	(40.3)	(8.4)
Due from affiliates	1.7	(1.1)
Inventories	(10.0)	16.4
Prepaid and other current assets	0.8	2.6
Accounts payable, trade	5.4	(10.2)
Due to affiliates	(6.0)	(7.2)
Accrued and other current liabilities	6.2	(3.8)
Other - net	(3.8)	(0.6)
Net cash provided by (used in) operating activities	(33.0)	(21.5)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property, plant and equipment	(3.5)	(10.6)
Net cash provided by (used in) investing activities	(3.5)	(10.6)
CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings under revolving credit facilities	0.3	169.6
Repayments under revolving credit facilities	(0.3)	(157.6)
Other short term borrowings	—	3.4
Issuance of common stock	0.1	—
Net cash provided by (used in) financing activities	0.1	15.4
CHANGE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	(36.4)	(16.7)
Cash, cash equivalents and restricted cash, beginning of period	168.0	39.7
Cash, cash equivalents and restricted cash, end of period	$131.6	$23.0

Supplemental Cash Flow Information:
Cash paid for:
Interest	$0.2	$0.4
Taxes	0.5	0.1
Non-cash investing activities:
Capital expenditures	—	4.0

CENTURY ALUMINUM COMPANY
SELECTED OPERATING DATA
(Unaudited)

SHIPMENTS - PRIMARY ALUMINUM(1)

	United States		Iceland		Total
	Tonnes	Net Sales (in millions)	Tonnes	Net Sales (in millions)	Tonnes	Net Sales (in millions)
2019
1st Quarter	130,043	$313.3	76,408	$159.3	206,451	$472.6

2018
4th Quarter	117,683	$301.8	81,782	$183.1	199,466	$484.9

1st Quarter	107,145	$266.4	80,093	$185.6	187,238	$451.9

(1) Excludes scrap aluminum sales and alumina sales.

CENTURY ALUMINUM COMPANY
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
(in millions, except per share amounts)
(Unaudited)

	Three months ended
	December 31, 2018		March 31, 2019
	$MM	EPS	$MM	EPS
Net income (loss) as reported	$(65.0)	$(0.74)	$(34.6)	$(0.39)
Lower of cost or NRV inventory adjustment, net of tax	29.1	0.33	(35.0)	(0.40)
Unrealized (gain) loss on derivative instruments	(3.2)	(0.04)	5.6	0.06
Sebree equipment failure	(4.3)	(0.05)	(4.3)	(0.05)
Hawesville restart project	2.7	0.03	1.7	0.02
Impact of preferred shares	—	0.04	—	0.06
Adjusted net income (loss)	$(40.7)	$(0.43)	$(66.6)	$(0.70)

	Three months ended
	December 31, 2018	March 31, 2019
Net income (loss) as reported	$(65.0)	$(34.6)
Interest expense	5.7	5.8
Interest income	(0.2)	(0.2)
Net (gain) loss on forward and derivative contracts	(3.6)	5.7
Other (income) expense - net	(1.1)	(1.1)
Income tax (benefit) expense	(3.2)	(2.9)
Equity in earnings of joint ventures	(1.0)	(0.5)
Operating income (loss)	$(68.4)	$(27.8)
Lower of cost or NRV inventory adjustment	30.6	(36.3)
Sebree equipment failure	(4.3)	(4.3)
Hawesville restart project	0.6	—
Depreciation and amortization	23.4	24.3
Adjusted EBITDA	$(18.1)	$(44.1)

Contact
Peter Trpkovski
(Investors and media)
312-696-3112

Source: Century Aluminum Company